UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2003

OCEAN VENTURES INC.
(Exact name of registrant as specified in its charter)

Alberta
(State or other jurisdiction of incorporation)

000-32715
(Commission File Number)

98-03443194
(IRS Employer Identification No.)

#110 - 10851 Shellbridge Way, Richmond, British Columbia, Canada V6X 2W8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.231.0135

Item 2. Acquisition or Disposition of Assets.

DESCRIPTION OF BUSINESS

Introduction

FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors", that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this current report, the terms "we", "us", "our", and "Ocean" mean Ocean Ventures Inc. and our majority-owned subsidiary, Digital Youth Network Inc., unless otherwise indicated.

All dollar amounts refer to US dollars unless otherwise indicated.

Corporate History.

Ocean Ventures Inc. was incorporated under the laws of the Province of Alberta on November 22, 1996 under the name "CallDirect Capital Corp.". We changed our name to "Ocean Ventures Inc." on January 31, 2000, and at the same time completed a consolidation of our then issued and outstanding common shares on a 5:1 basis, effective January 27, 2001. We are also registered as an extra-provincial company in the Province of British Columbia, and are a reporting issuer under the securities laws of both the province of Alberta and the province of British Columbia.

From our incorporation until May, 1999, we were a direct reseller of telecommunication products. Pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement") between CallDirect Enterprises Inc., formerly our wholly-owned subsidiary, and Healthtrac, Inc., CallDirect sold its direct marketing assets to Healthtrac, Inc. in exchange for 1,200,000 shares in the capital of Healthtrac, Inc. On September 8, 1999, we sold all of the issued and outstanding stock of CallDirect, and certain intercompany advances owed by CallDirect, to one of our former directors and officers for nominal consideration.

Our Current Business

Once we sold all of the issued and outstanding stock of CallDirect, and certain intercompany advances owed by CallDirect, to one of our former directors and officers for nominal consideration, we no longer had an active operating business to pursue. Accordingly, we sought to either identify a suitable business opportunity or enter into a suitable business combination, until which time we would operate as a "blank check" company.

We entered into a share purchase agreement dated July 21, 2003 with all of the shareholders of Digital Youth Network Inc., being Daniel Reitzik, Jason Jaspar, Robert Skoko, Murray Smith, Chris Sargent, Monty Reitzik, George and Sophie Spurr, Robert Foo, Jan Drake, Eddi Sponza, Jon Peters, Raymond Mol, Megan McKenzie, Jennifer McKenzie, Louise Shaw, Debra Mol, Carmol Business Management Ltd. and Conquest Consulting Inc., pursuant to which we agreed to acquire all of the 10,697,008 issued and outstanding shares of Digital Youth Network in exchange for 100,000 non-transferable share purchase warrants (to be issued to Jon Peters) and 2,674,252 shares of the common stock of our company to be shared, pro-rata according to their interest in Digital Youth Network, among all of the Digital Youth Network shareholders other than Mr. Jon Peters. Subsequently, we entered into an amendment to share purchase agreement dated as of October 1, 2003, in which we agreed to attach certain schedules to the share purchase agreement that were inadvertently omitted when we signed the original share purchase agreement, and to make certain other changes to the original document. This amendment to the share purchase agreement was signed by all of the shareholders of Digital Youth Network except Jon Peters, who holds 400, or approximately .00003739%, of the issued and outstanding common shares of Digital Youth Network.

The transaction closed on October 7, 2003, at which time we acquired all but Mr. Peters' 400 shares of Digital Youth Network and we issued an aggregate of 2,674,252 common shares of our company to all of the shareholders of Digital Youth Network except Mr. Peters. As a result, we now own 10,696,608, or approximately .9999626%, of the issued and outstanding common shares of Digital Youth Network, and Mr. Peters continues to own 400 shares, or approximately .00003739%, of the issued and outstanding common shares of Digital Youth Network.

In the share purchase agreement dated as of July 21, 2003, which Mr. Peters signed, Mr. Peters agreed to exchange his 400 common shares of Digital Youth Network Inc. for 100,000 share purchase warrants to be issued by our company on the closing date. Each of these share purchase warrants will, if issued, grant to Mr. Peters the right to purchase one share of our company's common stock for a period of one year after the closing date of October 7, 2003, at an exercise price of $0.25. Mr. Peters refused to sign the amendment to the share purchase agreement dated as of October 1, 2003, and he refused to tender his 400 common shares of Digital Youth Network at the closing of the transaction on October 7, 2003. As at the date of this current report we have not decided what, if anything, we will do about Mr. Peters' refusal to complete this transaction on October 7, 2003.

Pursuant to the share purchase agreement, as amended, and at the closing of the transaction on October 7, 2003, we increased the number of our directors from four to six and we appointed Daniel Reitzik and Roland Sartorius to our board of directors. Although not required to do so by the terms of the share purchase agreement, Mr. Greyson Hand and Dr. Dennis Sinclair resigned from our Board on October 7, 2003. Also, at closing, Jerry McKenzie, who continues to be a member of our board of directors, resigned from the office of Secretary of our company and we appointed Daniel Reitzik to the office of Chief Operating Officer and Jason Jaspar to the office of Secretary of our company.

About Digital Youth Network

Digital Youth Network is a federally incorporated Canadian corporation with its principal place of business in the Province of British Columbia, Canada. Digital Youth Network was originally formed as a British Columbia corporation on October 4, 2001, under the name PCS Media Inc. On November 12, 2002 it was continued under the federal laws of Canada under the name Digital Youth Network Inc. Digital Youth Network's principal place of business is located at Suite 302, 1040 Hamilton Street, Vancouver, B.C. V6B 2R9.

Digital Youth Network integrates wireless and Internet technologies and print media to provide services and advertising to North American teenagers. Digital youth, or generation "DY", refers to the generation currently 13 to 18 years of age. With parental permission, Digital Youth Network provides cellular telephones to high school students in participating school districts. These cellular telephones provide participating students with free access to 24-hour crisis lines and 911 service, free incoming text messaging from parents and friends when sent through the Digital Youth Network system, and low cost prepaid airtime. Participating schools can send safety alerts and emergency text messages to participating students when necessary. Digital Youth Network sells to advertisers the opportunity to deliver advertising messages to its member students using text messaging, magazine, email, direct mail to students' homes and via the Internet on one of Digital Youth Networks' web-pages. Low cost prepaid airtime is available to the students through Digital Youth Network's retail store network and we are currently working to make it available online at the company's website located at www.digitalyouth.ca.

On November 19, 2002, Digital Youth Network Inc. implemented its pilot program in Surrey, British Columbia, enrolling 4,000 students out of the total target population of 20,000 students. On June 15, 2003, Digital Youth Network completed a distribution agreement with the Toronto School Board that will permit Digital Youth Network Inc. to distribute promotional materials to the approximately 125,000 generation DY students enrolled in Toronto schools.

Digital Youth Network derives its revenues from the sale of targeted text message advertising, cellular telephone accessories and air-time, market research and direct mail.

Our Business Strategy

As at October 15, 2003, we had signed up approximately 13,000 subscribers to our Digital Youth Network program. We are currently negotiating distribution agreements with the City of Burnaby, which has a total target population of 20,000 students, the City of Vancouver, which has a total target population of 20,000 students, and the Simcoe District, which has a total target population of 10,000 students. During the balance of the current financial year ending August 31, 2004, we plan to introduce our program to the Peel District, which has a total target population of 50,000 students, the Toronto Catholic School Board, which has a total target population of 70,000 students, Ottawa Carleton, which has a total target population of 30,000 students, and the Calgary School District, which has a total target population of 40,000 students.

As we open each new location and we begin to bring subscribers 'on'line', we will need to locate and staff retail space from which we can sign-up and distribute products to local subscribers. To date, we have been successful in locating these operations in shopping centres. Digital Youth Network currently has 5 retail distribution centres, two in British Columbia and three in Ontario. All five locations are pursuant to month to month lease agreements. The two locations in BC are located in shopping centres. The first Digital Youth Network store was opened in November 2002 in Surrey Place Mall in Surrey, B.C. The second location was opened in October 2003 in Brentwood Town Centre, in Burnaby, B.C.. All three locations in Ontario were opened in July 2003. One in Erin Mills Town Centre located in Mississauga, the second in Shoppers World located in Brampton and the third in Toronto. DY is currently leasing its head office space at 302 - 1040 Hamilton Street, Vancouver, BC V6B 2R9 on a month-to-month basis with the option of renewing for long term.

Our Sales & Marketing Strategy

Digital Youth Network pays participating School Districts to promote its Digital Youth Network program to their students and parents.

Digital Youth Network sells memberships in its Digital Youth Network program to students in participating school districts. Included in its membership package are a wireless telephone handset and a number of prepaid minutes of talk time. The prepaid minutes are provided by Microcell Inc., while the handset is provided by Digital Youth Network. Digital Youth Network also sells to advertisers the ability to send advertising messages to its community of youth members. This includes text message advertising messages sent directly to members' handsets, Internet presence at the Digital Youth Network Website located at www.DigitalYouth.ca, direct mail to members' homes and polling and market research through Internet and wireless channels.

Our Supply Strategy

Digital Youth Network works with its subscribers and schools to promote its program. To date, Digital Youth Network's supply strategy consists of building demand for the phones before distributing them, with distribution delayed until some minimum number of subscribers (this number varies by area) have signed up and are waiting for their phones.

Competition

Digital Youth Network is a media and marketing company selling wireless telephone airtime and advertising. We compete with various wireless carriers and with other youth media and marketing companies. We use a promotional price point on our handsets in order to entice students to enroll in the program. As our price point is based on other factors besides airtime revenue, DY can offer our services at a much lower cost, due to our other revenue streams including advertising, market research, etc. Digital Youth Network has an agreement with Microcell Inc., which runs the Fido Wireless Network, that enables Digital Youth Network to target the youth customers on what we believe are competitive terms. In addition to this, we believe that our work with various School Districts gives us a competitive edge over other companies offering similar products.

Product Research and Development

We do not anticipate that we will expend any significant funds on research and development over the ten months ending August 31, 2004.

Purchase of Significant Equipment

We anticipate that we will be required to purchase an inventory of cellular telephones and related accessories sufficient to supply new members signing up with Digital Youth Network. Digital Youth Network currently uses the Siemens A56 handset for its wireless network. The Siemens A56 handset has a cost of approximately Cdn $60 (approximately U.S. $46). Although there can be no assurance that Digital Youth Network will sign up any particular number of new members, Digital Youth will need to purchase sufficient inventory to supply all new customers with wireless handsets and accessories.

RISK FACTORS

GENERAL RISKS

We are a company with a limited operating history which makes it difficult to evaluate whether we will operate profitably.

We have a limited operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies seeking to establish a new business opportunity. We cannot be sure that we will be successful in addressing these risks and uncertainties and our failure to do so could have a materially adverse affect on our financial condition. In addition, our operating results are dependent to a large degree upon factors outside of our control. There are no assurances that we will be successful in addressing these risks, and failure to do so may adversely affect our business.

The loss of some of our present directors and officers could harm our business.

Some of our present officers and directors, who are also officers of our new subsidiary Digital Youth Network, are key to our continuing operations and we rely upon the continued service and performance of these officers and directors and their knowledge and ability to maintain our current level of business and to expand our business, which is key to our future success. Although these officers or directors are parties to written employment agreements with our company, any of them could leave with little or no prior notice. We cannot be assured that we can persuade these people to continue their employment with our company, or that we can do so on terms that are satisfactory to our company.

We expect that our business will expand rapidly over the near future. This will result in a need for additional employees to staff new locations and to handle the increased flow of our inventory. If we are unable to hire and retain technical, sales and marketing and operational personnel, our business could be materially adversely affected. Competition for these individuals in the technology sector - especially in the telecommunications field - is intense, and we may not be able to attract, assimilate, or retain additional highly qualified personnel in the future. The failure to attract, integrate, motivate and retain these employees could harm our business.

In addition, there can be no assurance that we will be able to manage successfully any business opportunity or business combination. Failure to manage anticipated growth effectively and efficiently could have a materially adverse effect on our business.

If we are unable to obtain additional capital to finance the development of our business, we may be required to delay, scale back or eliminate the development of our business.

We anticipate that we will require additional financing now that we have completed our business combination with Digital Youth Network. We would likely secure any additional financing necessary through a private placement of our common shares.

There can be no assurance that any such financing will be available upon terms and conditions acceptable to us, if at all. Our inability to obtain additional financing in a sufficient amount when needed and upon terms and conditions acceptable to us could have a materially adverse effect upon our company. In addition, if additional funds are raised by issuing equity securities, further dilution to existing or future shareholders will likely result. If adequate funds are not available on acceptable terms when needed, we may be required to delay, scale back or eliminate the development of our business. Inadequate funding could also impair our ability to compete in the marketplace, which may result in the dissolution of our company.

As a consequence of our business combination with Digital Youth Network, we are now subject to economic fluctuations within the telecommunications and advertising businesses, which could increase the risks associated with our operations.

Our current business activities are limited to the business engaged in by Digital Youth Network. Our lack of diversification may subject us to economic fluctuations within the telecommunications and the advertising businesses, which may increase the risks associated with our operations.

We have not yet received audited financial statements from Digital Youth Network. If the audited financial statements of Digital Youth Network differ materially and adversely from the financial statements prepared by Digital Youth Network's management, our business could be adversely affected.

Our company's management evaluated the opportunity to enter into a business combination with Digital Youth Network by, among other things, a review of Digital Youth Network's financial statements for the period ending

May 31, 2003. These financial statements, which were attached as a schedule to the share purchase agreement, were prepared by Digital Youth Management and were neither reviewed nor audited by an independent accounting firm. Our company's auditors are currently conducting a review and audit of the financial statements of Digital Youth Network for the periods ended May 31, 2003 and August 31, 2003, respectively. If the results of the audit show that the financial condition of Digital Youth Network differs materially and adversely from the financial condition shown by the management prepared statements that were attached to the share purchase agreement, this could have a material adverse impact on our company and our business.

We may fail to use our Digital Youth Network database and our expertise in marketing to Generation DY students successfully, and we may not be able to maintain the quality and size of our database.

The effective use of our Digital Youth database and our expertise in marketing to Generation DY students will be important to our business. If we fail to capitalize on these assets, our business will not be successful.

We rely on third parties for some essential business operations, and disruptions or failures in service may adversely affect our ability to deliver goods and services to our participating students.

We depend on Microcell, Inc. for service to the cellular telephones that we provide to our participating students. This is an essential aspect of our business. We will have no control over Microcell, Inc., and we are not their only client. We may not be able to maintain a satisfactory relationship with Microcell, Inc. on acceptable commercial terms. Further, we cannot be certain that the quality of products and services that Microcell, Inc. provides will remain at the levels needed to enable us to conduct our business effectively.

Rapid changes to the technology used in our Digital Youth Network business may make our technology obsolete or require us to make large capital expenditures.

The wireless telecommunications industry is experiencing significant technological change, as evidenced by evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements and changes in end-user requirements and preferences. Such continuing technological advances make it difficult to predict the extent of future competition with cellular and other services. As a result, there can be no assurance that existing, proposed or as yet undeveloped technologies will not become dominant in the future and render the use of cellular telephones less profitable or even obsolete.

The actual or perceived health risks of wireless communications devices could have a material adverse effect on our business.

Reports have suggested that certain radio frequency emissions from wireless communications transmission equipment and handsets may be linked to certain medical conditions, such as cancer. Scientific investigations are ongoing to review whether radio emissions from wireless handsets and radio transmitters used in connection with wireless technologies pose health concerns, including interference with hearing aids, pacemakers and other medical equipment and devices. There can be no assurance that the findings from such studies will not have a material adverse effect on our Digital Youth Network business or will not lead to changes in government regulation. The actual or perceived health risks of wireless communications devices could adversely affect wireless communications service providers, including Microcell, Inc., our third party provider, through reduced subscriber growth, reduced network usage per subscriber, the threat of product liability lawsuits or reduced availability of financing to the wireless communications industry.

Microcell, Inc., a principal third party provider for Digital Youth Network, is subject to governmental regulation and licensing requirements, which may increase its operating costs and affect its ownership structure

The use of radio spectrum is regulated by Industry Canada pursuant to the Radiocommunication Act (Canada) (the "Radiocommunication Act"). Radio and spectrum licenses are issued for a term and may be renewed at Industry Canada's discretion. They may be suspended or revoked for cause, including failure to comply with the conditions of license, although revocation is rare, and licenses are usually renewed upon expiration. Industry Canada regulation can materially affect Microcell, Inc.'s costs and operations.

Microcell, Inc. is a "Canadian carrier" pursuant to the Telecommunications Act (Canada) (the "Telecommunications Act"), and therefore subject to regulation by the Canadian Radio-television and Telecommunications Commission ("CRTC"). CRTC regulation can materially affect Microcell, Inc.'s services and activities.

Microcell, Inc. is required, as a radiocommunication carrier and by the conditions of its license, to comply with the Canadian ownership and control provisions established in the Telecommunications Act and the Radiocommunication Act (the "Canadian Ownership and Control Provisions"). The Canadian Ownership and Control Provisions must also be respected by Microcell, Inc. to maintain its eligibility as Canadian carrier under the Telecommunications Act. It must also comply with the Canadian Ownership and Control Provisions, and failure to do so may affect its ability to operate as a Canadian carrier and to hold and renew its Licenses.

We are not currently subject to any direct federal, state or local regulation in the United States, other than regulations applicable to businesses generally.

To the best of our knowledge, we are not currently subject to any direct federal, state or local regulation in the United States, other than regulations applicable to businesses generally. Upon our recent acquisition of Digital Youth Network, we became engaged in the business of providing advertising and telecommunications products and services. The telecommunications industry is highly regulated and we do not have any direct experience operating in this industry. Our lack of expertise and knowledge concerning this regulatory framework could have an adverse impact on the future development of the Digital Youth Network business.

We have not generated any revenues since May 1999 and our ability to generate revenues is uncertain.

For the year ended August 31, 1999, we incurred net income from discontinued operations of $194,784. We sold this business effective May 15, 1999 and we will no longer receive any revenues from this business. We have not generated any revenues since May 1999. We have an accumulated deficit of $987,724 as at May 31, 2003. Digital Youth Network's unaudited and unreviewed financial statements show that it had revenue for the nine months ended May 31, 2003 of $44,054 and expenses for the same period of $308,162. At this time, our ability to generate any further revenues is uncertain.

We voluntary delisted from the TSX Venture Exchange (formerly the Canadian Venture Exchange) and trading in our common shares on the National Association of Securities Dealers Inc.'s OTC Bulletin Board is limited and sporadic, making it difficult for our shareholders to sell their shares or liquidate their investments.

On June 21, 2002, we voluntarily delisted our common shares from the TSX Venture Exchange (formerly the Canadian Venture Exchange). Although our common shares were approved for trading on the National Association of Securities Dealers Inc.'s OTC Bulletin Board on January 29, 2002, under the symbol "OVNIF", trading has been very limited and sporadic, making it difficult for our shareholders to sell any of their common shares and liquidate their investment.

Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with no current business operation. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

In the past, following periods of volatility in the market price of a company's securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

Trading of our stock may be restricted by the SEC's "Penny Stock" regulations which may limit a stockholder's ability to buy and sell our stock.

The U.S. Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Ocean's securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors". The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

Our By-laws contain provisions indemnifying our officers and directors against all costs, charges and expenses incurred by them.

Our By-laws contain provisions with respect to the indemnification of our officers and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officers.

Investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities.

Our constating documents authorize the issuance of an unlimited number of common shares and an unlimited number of preferred shares. In the event that we are required to issue any additional shares or enter into private placements to raise financing through the sale of equity securities, investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share depending on the price at which such securities are sold. If we issue any such additional shares, such issuances also will cause a reduction in the proportionate ownership and voting power of all other shareholders. Further, any such issuance may result in a change in our control.

Our by-laws do not contain anti-takeover provisions which could result in a change of our management and directors if there is a take-over of our company.

We do not currently have a shareholder rights plan or any anti-takeover provisions in our by-laws. Without any anti-takeover provisions, there is no deterrent for a take-over of our company, which may result in a change in our management and directors.

As a result of all of our assets being located outside the United States and a majority of our directors and officers residing outside of the United States, investors may find it difficult to enforce, within the United States, any judgments obtained against our company or our directors and officers.

All of our assets are located outside the United States and we do not currently maintain a permanent place of business within the United States. In addition, a majority of our directors and officers are nationals and/or residents of countries other than the United States, and all or a substantial portion of such persons' assets are located outside the United States. As a result, it may be difficult for investors to enforce within the United States any judgments obtained against our company or our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof.

MANAGEMENT

As at the date of this annual report, our officers and directors, their ages, positions held and duration of positions held are as follows:

Name	Age	Position with the Company	Date Position First Held
Raymond Mol	56	President and Director	October 31, 2000 (President) September 21, 1999 (Director)
Daniel Reitzik	30	Director and Chief Operating Officer	October 7, 2003
Roland Sartorius	50	Director	October 7, 2003
Jason Jaspar	31	Secretary	October 7, 2003
Jerry McKenzie	48	Director	October 31, 2000

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Raymond Mol

Mr. Mol became a Director on September 21, 1999 and our President on October 31, 2000

Mr. Mol has over 30 years' experience in the teleconstruction industry. Mr. Mol was a promoter for CallDirect Capital Corp. between January and October, 1996, and was the Chief Financial Officer and founding partner of Lifestart Multimedia from April 1993 to October 1995. Mr. Mol is a director of Healthtrac, Inc., a public company whose common shares are registered under the Securities Exchange Act of 1934. Mr. Mol previously acted as the Chief Operating Officer of Healthtrac, Inc., a position he held until June 20, 1997.

Jerry McKenzie

Mr. McKenzie became a Director on October 31, 2000.

Mr. McKenzie is the co-founder and President of Digitel Systems Inc., a privately held interconnection company established in 1984, which sells, installs and services business telephone systems and related equipment in the British Columbia marketplace. He has been a member of the Vancouver Executive Association since 1990.

Daniel Reitzik

Mr. Reitzik became a Director and Chief Operating Officer on October 7, 2003.

Mr. Reitzik has 10 years experience in the wireless industry. Mr. Reitzik founded Digital Youth Network in March 2001. From January 2000 to February 2001 Mr. Reitzik was the President of Outdoor Impressions Media, an outdoor advertising company in Nevada specifically targeting casino clients. From January 1999 to December 2000 Mr. Reitzik was a Corporate Account Manager with Telus Mobility (Regional Cellular) where he handled large accounts in education, transportation and forestry and negotiated long term wireless contracts. Mr. Reitzik began his wireless career as a sales representative with Rogers AT & T (Skyline Telecom) in June 1992. He continued with Rogers AT & T until December 1998 becoming a dealer and opening the first of three retail mall wireless locations. Mr. Reitzik is a graduate of Ampleforth College in England.

Roland Sartorius

Mr. Sartorius became a Director on October 7, 2003.

Jason Jaspar

Mr. Jaspar will became our Secretary on October 7, 2003.

Mr. Jaspar co-founded "Isitaboyorgirl.com Enterprises Inc." in 2000 an online baby photography services for new parents. In 2002 Mr. Jaspar sold this company to a public company. Mr. Jaspar was involved with A&B Sound in many different capacities from 1991 to 2000 including playing a key role in introducing improved management practices to human resources, training and education, sales manager and retail sales. Mr. Jaspar is a graduate of Trend College (a small business college) with a degree in Sales and Marketing and Business Management Graduate of the Dale Carnegie Management Program.

Management of Digital Youth Network, Inc.

Daniel Reitzik is the President of Digital Youth Network Inc. Jason Jaspar is the Secretary.

Committees of the Board

Currently our audit committee consists of Raymond Mol and Roland Sartorius. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

Other than as discussed below, none of our directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner, with the exception of the following:
Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Raymond Mol	2[1]	-0-[1]	2
Jerry McKenzie	2[1]	-0-[1]	2

(1) The named officer and director failed to file a Form 3 - Initial Statement of Beneficial Ownership and a Form 4 Statement of Changes in Beneficial Ownership.

Executive Compensation

The following table summarizes the compensation of our executive officers during the three years ended August 31, 2003. No other officers or directors received annual compensation in excess of $100,000 during the last three complete fiscal years.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation(1)
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Securities Underlying Options/ SARs Granted(2)	Restricted Shares or Restricted Share Units	LTIP Payouts	All Other Compen- sation(3)
Raymond Mol, Director and President	2003 2002 2001	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$12,000(4) $12,000(4) $10,000(4)
Richard Haderer(5) (former Secretary/Managing Director)	2003 2002 2001	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
12
Gregory Burnett(6) (former Secretary)	2003 2002 2001	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$5,000(7) $12,000(7) $10,000
Jerry McKenzie(8) (former Secretary)	2003 2002 2001	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A	Nil N/A N/A

(1) Other than indicated below or otherwise in this annual report, we have not granted any restricted shares or restricted share units, stock appreciation rights or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2) The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3) These figures are reported in Canadian dollars.

(4) We pay Raymond Mol CDN$1,000 per month for consulting services which include general corporate maintenance and business consulting services.

(5) Richard Haderer resigned as our Secretary on January 25, 2002 and as a director of our company on September 11, 2002.

(6) Gregory Burnett resigned as our Secretary on February 18, 2003.

(7) During the year ended August 31, 2003, we paid Gregory Burnett CDN$1,000 per month for consulting services which include general corporate maintenance and business consulting services.

(8) Jerry McKenzie was our Secretary from February 27, 2003 to October 7, 2003.

Employment/Consulting Agreements

Pursuant to the Share Exchange Agreement with the shareholders of Digital Youth Network Inc. we have entered into written employment agreements with each of Daniel Reitzik, our Chief Operating Officer and director, Jason Jaspar, our Secretary, and Robert Skoko, director of Digital Youth Network. Pursuant to these employment agreements Mr. Reitzik is currently entitled to monthly compensation of $7,000, Mr. Jaspar is currently entitled to monthly compensation of $6,000 and Mr. Skoko is currently entitled to monthly compensation of $6,000. We have also entered into employment contracts with certain of our employees pursuant to which we pay monthly compensation in various amounts to each employee. We have also entered into a consulting agreement with Jan Drake pursuant to which Mr. Drake is entitled to monthly compensation of $6,000.

Each of these employment agreements with Messrs. Reitzik, Jaspar and Skoko and Mr. Drake's consulting agreement require us to issue 112,500 bonus shares to each of Daniel Reitzik, Jason Jaspar, Robert Skoko and Jan Drake in the event that Digital Youth Network meets or exceeds certain pro-forma financial criteria specified in each of the agreements.

We also pay Raymond Mol CDN$1,000 per month for consulting services which include general corporate maintenance and business consulting services. Mr. Mol provide these services pursuant to oral contracts with our company.

During the year ended August 31, 2003, we paid Gregory Burnett a total of CDN$5,000 for consulting services which include general corporate maintenance and business consulting services.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. Other than the management agreements discussed above, we do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

Stock Options/SAR Grants

There were no grants of stock options or stock appreciation rights to any officers, directors, consultants or employees of our company during the year ended August 31, 2003. However, on October 7, 2003, we granted stock options to officers and directors of our company as follows:

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date
Raymond Mol	50,000	20%	$0.25	October 7, 2008
Jerry McKenzie	50,000	20%	$0.25	October 7, 2003
Grayson Hand	50,000	20%	$0.25	October 7, 2008
Greg Burnett	50,000	20%	$0.25	October 7, 2008
Dennis Sinclair	50,000	20%	$0.25	October 7, 2008

No options were exercised by our officers, directors or employees during the year ended August 31, 2003 or subsequent thereto.

Directors Compensation

We reimburse our directors for expenses incurred in connection with attending board meetings and other than indicated below, we did not pay director's fees or other cash compensation for services rendered as a director in the year ended August 31, 2003.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected to receive in the future options to purchase shares of common stock as awarded by our board of directors or (as to future options) a compensation committee which may be established in the future. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director. Other than indicated in this annual report, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments.

Security Ownership of Certain Beneficial Owners and Management.

Principal Stockholders

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as at October 7, 2003, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Raymond Mol 9035 - 162A Street Surrey, BC, V4N 3L6	619,231 common shares(2)	12.30%
Daniel Reitzik Suite 003, 633 West 8th Avenue Vancouver, BC V5Z 1C3	750,000 common shares	15.05%
Jerry McKenzie 2326 -137th Street Surrey, BC V4A 9V1	179,039 common shares(3)	3.56%
Roland Sartorius 4172 Yuculta Crescent Vancouver, BC V6N 3R5	Nil	N/A
Jason Jaspar 230 East 37th Avenue Vancouver, BC V5W 1E6	250,000 common shares	5.02%
Chris Sargent Penthouse 8 - 1688 Robson Street Vancouver, BC V6G 1C7	390,729 common shares(4)	7.84%
Stephen Barley 2060 Gisby Street, West Vancouver, BC	300,000 common shares(5)	6.02%
Robert Skoko 8818 Erin Avenue Burnaby, BC V3N 4E9	250,000 common shares	5.02%
Directors and Executive Officers as a Group	1,798,270 common shares	35.39%

(1) Based on 4,981,814 shares of common stock issued and outstanding as of October 7, 2003. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) 113,333 of these shares are registered to Carmol Business Management Ltd., of which 100% of the shares are owned by Raymond Mol. 26,666 shares are registered to the Mol Family Trust and 100,000 shares are registered to Debra Mol, wife of Raymond Mol, and Raymond Mol exercises sole voting and dispositive control over such shares. Also includes options to purchase 50,000 shares of common stock of our company exercisable at a price of $0.25 per share until October 7, 2008.

(3) 49,560 of these shares are held by Digitel Systems Inc., a closely held company of which Mr. McKenzie holds 50% of the issued and outstanding shares. 21,333 of these shares are held in trust over which Mr. McKenzie exercises sole voting and dispositive control. 29,073 shares are held by Megan McKenzie, daughter of Jerry McKenzie, and 29,073 shares are held by

Jennifer McKenzie, daughter of Jerry McKenzie, over which Jerry McKenzie exercises sole voting and dispositive control. Mr. McKenzie disclaims voting or dispositive control over the shares held in trust and the shares held by this daughters. Also includes options to purchase 50,000 shares of common stock of our company exercisable at a price of $0.25 per share until October 7, 2008.

(4) 290,729 of these shares are held by Conquest Consulting Inc., a company wholly owned by Chris Sargent and Chris Sargent exercises sole voting and dispositive control over such shares.

(5) 150,000 of these shares are held by CHM Consulting Inc., a company wholly owned and controlled by Stephen Barley and Stephen Barley exercises sole voting and dispositive control over such shares and 150,000 of these shares are held by 634008 B.C. Ltd., a company wholly owned and controlled by Stephen Barley and Stephen Barley exercises sole voting and dispositive control over such shares.

Changes in Control

A change of control occurred as the result of a share exchange transaction in which our company has acquired all of the shares of Digital Youth Network Inc. and the former shareholders of Digital Youth Network Inc. have acquired 2,674,252 common shares and 100,000 share purchase warrants of our company, representing, in the aggregate, approximately 59.67% of the voting shares of our company. Digital Youth Network Inc. is a Canadian corporation incorporated under the federal laws of Canada, through which we will conduct our future business operations. Daniel Reitzik and Jason Jaspar, as a group, now own 1,000,000 shares of the common stock of our company, representing approximately 20.07% of the voting shares of our company.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not currently have any compensation plans pursuant to which we are authorized to issue securities.

Certain Relationships and Related Transactions.

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to its knowledge, any of its directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Item 7. Financial Statements and Exhibits.

Exhibits

Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

SEC Ref. No. Title of Document

(3) Articles of Incorporation and Bylaws

3.1 Articles of Incorporation, effective November 22, 1996(1)

3.2 Certificate of Incorporation, effective November 22, 1996(1)

3.3 By-Laws, effective November 30, 1996(1)

3.4 Articles of Amendment, dated February 22, 1997(1)

3.5 Certificate of Amendment of Articles of Incorporation, effective February 27, 1997(1)

3.6 Certificate of Amendment and Registration of Restated Articles, effective January 31, 2000(1)

3.7 Certificate of Change of Name (British Columbia), dated January 16, 2001(1)

(10) Material Contracts

**Exhibits 10.1 through 10.3 are incorporated by reference from our Form 10-SB Registration Statement (as amended), originally filed on May 11, 2001

10.1 Convertible Debenture between the Company and Sourcexport, Inc., dated December 5, 2000(1)

10.2 Convertible Debenture Subscription Agreement between the Company and Sourcexport, Inc., dated December 1, 2000(1)

10.3 Escrow Agreement between the Company, Sourcexport, Inc. and Clark, Wilson, dated December 1, 2000(1)

10.4 Share Purchase Agreement dated as of July 21, 2003, between the Company and all of the shareholders of Digital Youth Network, Inc. (2)

10.5 Convertible Debenture dated April 28, 2003, between the Company and Digital Youth Network, Inc. (2)

10.6* Amendment to Share Purchase Agreement dated October 1, 2003, between the Issuer and all of the shareholders of Digital Youth Network Inc.

10.7* Employment Agreement dated October 1, 2003 between Digital Youth Network Inc. and Daniel Reitzik

10.8* Employment Agreement dated October 1, 2003 between Digital Youth Network Inc. and Robert Skoko

10.9* Employment Agreement dated October 7, 2003 between Digital Youth Network Inc. and Jason Jaspar

(1) Incorporated by reference from our Form 10-SB Registration Statement (as amended), originally filed with the Securities and Exchange Commission on May 11, 2000.

(2) Incorporated by reference from our Form 10-QSB filed with the Securities and Exchange Commission on August 14, 2003.

(21) Subsidiaries

21.1 Digital Youth Network, Inc.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN VENTURES INC.

/s/ Raymond Mol
Raymond Mol, President and Director

Date: October 22, 2003.